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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 24, 1999

Commission    Registrant; State of Incorporation;        IRS Employer
File Number     Address; and Telephone Number          Identification No.
-----------   --------------------------------------   ------------------

1-11375       UNICOM CORPORATION                        36-3961038
              (an Illinois corporation)
              37th Floor, 10 South Dearborn Street
              Post Office Box A-3005
              Chicago, Illinois 60690-3005
              312/394-7399

1-1839        COMMONWEALTH EDISON COMPANY               36-0938600
              (an Illinois corporation)
              37th Floor, 10 South Dearborn Street
              Post Office Box 767
              Chicago, Illinois 60690-0767
              312/394-4321


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Item 5.   Other Events

          Presentation to Investors regarding Merger Transaction. On September 24, 1999, Unicom Corporation and PECO Energy Company met with investors to discuss the merger of the two companies. A copy of the presentation materials is attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Business Acquired. Not applicable.

(b)  Pro Forma Financial Information. Not applicable.

(c)  Exhibits

99. Presentation to investors, "The Creation of a Preeminent National Energy Company, September 24, 1999."
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                   UNICOM CORPORATION
                                                      (Registrant)


Date: September 27, 1999                     By:      John C. Bukovski
                                                ------------------------------
                                                      John C. Bukovski
                                                    Senior Vice President




                                                   COMMONWEALTH EDISON COMPANY
                                                           (Registrant)


Date: September 27, 1999                     By:      John C. Bukovski
                                                ------------------------------
                                                      John C. Bukovski
                                                    Senior Vice President


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                                 EXHIBIT INDEX

Exhibit
Number                 Description of Exhibit

1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99. Presentation to investors, "The Creation of a Preeminent National Energy Company, September 24, 1999."